UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California
95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
This Current Report on Form 8-K is being filed in connection with the Agreement and Plan of Merger, dated April 28, 2016, by and among Rovi Corporation (“Rovi”), TiVo Inc. (“TiVo” or the “Company”), Titan Technologies Corporation, Nova Acquisition Sub, Inc. and Titan Acquisition Sub, Inc. (the “Merger Agreement”), pursuant to which Rovi proposes to acquire TiVo in a cash and stock transaction. A definitive joint proxy statement/prospectus was filed with the Securities and Exchange Commission (the “SEC”) by Titan Technologies Corporation on August 2, 2016, in connection with, among other things, the Merger Agreement. TiVo is filing this Form 8-K to make certain supplemental disclosures to the joint proxy statement/prospectus.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety, including, in connection with the information set forth under “Certain Financial Forecasts” below, the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. The inclusion in this supplement to the joint proxy statement/prospectus of certain summary unaudited prospective financial information should not be regarded as an indication that any of TiVo, Rovi or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such. To the extent defined terms are used but not defined herein, they have the meanings set forth in the joint proxy statement/prospectus.

THE MERGERS

Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Publicly Traded Companies Analysis

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Publicly Traded Companies Analysis” is hereby amended and supplemented by adding the following rows at the beginning of the table presenting the related multiples for such selected companies and for TiVo, compared to the multiples implied by the transaction, on page 114 of the joint proxy statement/prospectus:

Selected Companies - TiVo	EV / 2015 EBITDA (1)	EV / 2016 EBITDA	EV / 2017 EBITDA	Price / 2015 EPS	Price / 2016 EPS	Price / 2017 EPS
Rovi (based on consensus estimates)	8.7x	9.0x	7.7x	10.5x	8.0x	6.4x
SeaChange International, Inc.	n.m.	14.7x	n.a.	n.m.	n.m.	n.a.
Amdocs Limited	8.5x	8.3x	8.1x	13.1x	12.4x	11.5x
CSG Systems International	10.6x	10.5x	10.1x	17.3x	17.1x	15.8x
Redknee Solutions	6.8x	8.1 x	5.3x	12.5x	28.0x	n.m.
Synchronoss Technologies	7.5x	7.0x	5.9x	14.4x	13.6x	11.2x
ARRIS International	7.6x	7.7x	6.8x	n.a.	9.0x	7.4x
Technicolor	5.8x	5.2x	5.4x	14.3x	10.3x	10.2x
comScore	14.6x	13.6x	10.6x	n.a.	20.2x	15.5x
Nielsen Holdings	14.2x	13.4x	12.5x	19.6x	17.9x	16.2x
Dolby Laboratories	11.1x	10.4x	9.5x	25.2x	25.8x	21.5x
Rambus	12.4x	14.0x	13.6x	6.9x	51.5x	36.1x
Digital Theater Systems (DTS)	15.2x	8.3x	7.7x	19.1x	10.4x	9.2x
InterDigital	6.6x	9.0x	7.5x	16.1x	21.6x	18.3x

(1)	For this calculation, where applicable, 2015A EBITDA was adjusted to reflect completed acquisitions by the selected companies.

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Publicly Traded Companies Analysis” is hereby amended and supplemented by adding the following rows immediately after the subheading “IP & Product Licensing” in the table presenting the related multiples for such selected companies and for Rovi on page 114 of the joint proxy statement/prospectus:

Selected Companies - Rovi	EV / 2015 EBITDA (1)	EV / 2016 EBITDA	EV / 2017 EBITDA	Price / 2015 EPS	Price / 2016 EPS	Price / 2017 EPS
IP & Product Licensing
Acacia Research Corporation	7.1x	17.5x	n.a.	24.6x	19.8x	n.a.
Dolby Laboratories	11.1x	10.4x	9.5x	25.2x	25.8x	21.5x
DTS	15.2x	8.3x	7.7x	19.1x	10.4x	9.2x
InterDigital	6.6x	9.0x	7.5x	16.1x	21.6x	18.3x
Rambus	12.4x	14.0x	13.6x	6.9x	51.5x	36.1x
RPX Corporation	6.1x	6.1x	5.9x	11.2x	13.1x	n.m.

(1)	For this calculation, where applicable, 2015A EBITDA was adjusted to reflect completed acquisitions by the selected companies.

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Publicly Traded Companies Analysis” is hereby amended and supplemented by adding the following rows immediately after the subheading “TV Software & Audience Measurement / Data” in the table presenting the related multiples for such selected companies and for Rovi on page 114 of the joint proxy statement/prospectus:

Selected Companies - Rovi	EV / 2015 EBITDA (1)	EV / 2016 EBITDA	EV / 2017 EBITDA	Price / 2015 EPS	Price / 2016 EPS	Price / 2017 EPS
TV Software & Audience Measurement / Data
TiVo (consensus estimates)	22.8x	11.5x	6.2x	14.7x	9.8x	16.3x
comScore	14.6x	13.6x	10.6x	n.a.	20.2x	15.5x
Nielsen Holdings	14.2x	13.4x	12.5x	19.6x	17.9x	16.2x
SeaChange International, Inc.	n.m.	14.7x	n.a.	n.m.	n.m.	n.a.

(1)	For this calculation, where applicable, 2015A EBITDA was adjusted to reflect completed acquisitions by the selected companies.

Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Transactions Premiums Paid Analysis

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Financial Analyses - Selected Transactions Premiums Paid Analysis” is hereby amended and supplemented by adding the following sentence at the end of page 115 of the joint proxy statement/prospectus:

The analysis by LionTree was based on premiums paid in the selected transactions, and information regarding the multiples of earnings or EBITDA represented by these premiums was not presented to or considered by the TiVo board.

Opinion of Financial Advisor to TiVo - Other Matters

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Other Matters” is hereby amended and supplemented by adding the following sentence at the beginning of the last paragraph on page 117 of the joint proxy statement/prospectus:

LionTree has not provided any investment banking or financial advisory services to Rovi for which it has received compensation in the past two years.

Opinion of Financial Advisor to Rovi - Miscellaneous

The disclosure under the heading “The Mergers - Opinion of Financial Advisor to TiVo - Miscellaneous” is hereby amended and supplemented by adding the following sentences to the end of that disclosure on page 128 of the joint proxy statement/prospectus:

Pursuant to an executed engagement letter with Rovi on September 26, 2013, Evercore provided financial advisory services to Rovi in connection with its review of intellectual property and licensing strategic alternatives including transactions where the primary focus was monetizing third party intellectual property assets such as  intellectual property portfolio acquisitions and/or exclusive in-licenses. Per the terms of the letter agreement, Rovi paid Evercore a monthly retainer fee of $100,000 for a period of 7 months, with a total of $300,000 earned in 2013 and $400,000 earned in 2014. Rovi also reimbursed Evercore for reasonable out-of-pocket expenses incurred in connection with the engagement. As disclosed above, Evercore has not provided any services to TiVo or received any fees from TiVo during the prior two years.

Certain Financial Forecasts - Financial Forecasts by TiVo

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by TiVo” is hereby amended and supplemented by adding the following row to the end of the table presenting summary selected unaudited TiVo prospective financial information for the fiscal years ending January 31, 2017 through 2021 prepared by TiVo management in connection with its evaluation of the mergers on page 130 of the joint proxy statement/prospectus:

TiVo Management Forecasts for TiVo (Stand-Alone, Pre-Merger Basis) (in millions, unaudited)

	Fiscal year ended January 31,
	2017E	2018E	2019E	2020E	2021E
Unlevered Free Cash Flows (7)	(0.3)	29.0	14.1	16.4	27.2

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by TiVo” is hereby amended and supplemented by adding the following footnote after footnote (6) on page 130 of the joint proxy statement/prospectus:

(7)
Unlevered Free Cash Flows represents EBIT (described in the following sentence) less estimated taxes plus depreciation and amortization expense, less total accrued capital expenditures, and are adjusted for the net change in new deferred revenue related to new TiVo owned and service provider term subscriptions and deferred non-recurring engineering costs that are recognized as revenues and costs in future years and changes in working capital, including non-recurring severance and restructuring costs. EBIT represents Adj. Cash EBITDA, less stock stock-based compensation expense, less depreciation and amortization expense. Unlevered Free Cash Flows and EBIT are non-U.S. GAAP financial measures.

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by TiVo” is hereby amended and supplemented by adding the following row to the end of the table presenting the Adjusted Rovi Forecasts for the fiscal years ending December 31, 2016 through 2019 prepared by TiVo management in connection with its evaluation of the mergers on page 131 of the joint proxy statement/prospectus:

	Calendar year ended December 31,
	2016E(1)	2017E	2018E	2019E
Unlevered Free Cash Flows (4)	77.4	85.6	120.7	146.6

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by TiVo” is hereby amended and supplemented by adding the following footnote after footnote (3) on page 131 of the joint proxy statement/prospectus:

(4)
Unlevered Free Cash Flows represents EBIT (described in the following sentence) less estimated taxes plus depreciation and amortization expense, less total accrued capital expenditures, and are adjusted for changes in working capital. EBIT represents Adj. EBITDA, less the cash impact from licensing prepayments, less stock stock-based compensation expense, less depreciation and amortization expense. Unlevered Free Cash Flows and EBIT are non-U.S. GAAP financial measures.

Certain Financial Forecasts - Financial Forecasts by Rovi

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by Rovi” is hereby amended and supplemented by adding the following row below the row labelled “Adjusted EBITDA (2)” under the subheading “Case 1” in the table labelled “Rovi Management Forecasts for Rovi” on page 133 of the joint proxy statement/prospectus:

	Rovi Management Forecasts for Rovi (Stand-Alone, Pre-Merger Basis) (in millions, unaudited)
Case 1	2016	2017	2018	2019
Unlevered Free Cash Flow (3)	$87	$83	$107	$126

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by Rovi” is hereby amended and supplemented by adding the following row below the row labelled “Adjusted EBITDA (2)” under the subheading “Case 2” in the table labelled “Rovi Management Forecasts for Rovi” on page 133 of the joint proxy statement/prospectus:

	Rovi Management Forecasts for Rovi (Stand-Alone, Pre-Merger Basis) (in millions, unaudited)
Case 2	2016	2017	2018	2019
Unlevered Free Cash Flow (3)	$126	$153	$181	$197

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by Rovi” is hereby amended and supplemented by adding the following footnote after footnote (2) on page 133 of the joint proxy statement/prospectus:

(3)
Unlevered Free Cash Flow is defined as after-tax operating profit (which is calculated as Adjusted EBITDA minus stock-based compensation expense and depreciation, tax-effected) plus depreciation, minus capital expenditures and investment in net working capital.

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by Rovi” is hereby amended and supplemented by adding the following row at the end of the table presenting the Adjusted TiVo Forecasts for the calendar years ending 2016 through 2019, on page 134 of the joint proxy statement/prospectus:

	2016	2017	2018	2019
Unlevered Free Cash Flow (2) (3)	$(10)	$57	$17	$23

The disclosure under the heading “The Mergers - Certain Financial Forecasts - Financial Forecasts by Rovi” is hereby amended and supplemented by adding the following two footnotes after footnote (1) on page 134 of the joint proxy statement/prospectus:

(2)
Unlevered Free Cash Flow is defined as after-tax operating profit (which is calculated as Adjusted EBITDA minus stock-based compensation expense, depreciation and transition and restructuring expense, tax-effected) plus depreciation, minus capital expenditures and investment in net working capital.

(3)	Unlevered Free Cash Flow, as defined in footnote (2) above, for the calendar year ending 2020 is $28 (in millions and unaudited).

Litigation Relating to the Mergers

The disclosure under the heading “The Mergers - Litigation Relating to the Mergers” is hereby amended and supplemented by adding the following two paragraphs to the end of that disclosure on page 146 of the joint proxy statement/prospectus:

On July 29, 2016, following the filing of the July 25 Amendment to the S-4, the plaintiffs in the Delaware Action voluntarily dismissed their litigation as moot.

On August 3 and August 10, 2016, alleged stockholders of TiVo filed putative class actions captioned Rebecca Graham v. TiVo, Inc., et al., Case Number 16-cv-04367-LHK, and Melvyn Klein v. TiVo, Inc., et al., Case Number 16-cv-04503, in the United States District Court for the Northern District of California (together, the "California Federal Actions").  The defendants in the California Federal Actions include TiVo and the five members of the TiVo board of directors who approved the merger agreement.  The Klein action also names the remaining members of the TiVo board of directors, Rovi Corporation, Titan Technologies Corporation, Nova Acquisition Sub, Inc., and Titan Acquisition Sub, Inc. as defendants.  The complaints in the California Federal Actions allege that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 14a-9 promulgated thereunder by failing to disclose all material facts concerning the TiVo merger in the draft joint proxy statement/prospectus filed on June 6, 2016, and as amended on July 8, July 25, and August 2, 2016.  The complaints in the California Federal Actions seek orders: declaring that the actions are properly maintainable as class actions; declaring that the joint proxy statement/prospectus is materially misleading and contains omissions of material fact in violation of Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder; preliminarily and permanently enjoining defendants from proceeding with, consummating, or closing the proposed TiVo merger unless and until defendants disclose the alleged material information omitted from the joint proxy statement/prospectus; directing the board of directors to disseminate a proxy statement/prospectus that does not contain any untrue statements of material fact and that states all material facts required in it to make the statements contained therein not misleading; awarding plaintiff and the proposed class rescissory damages, including pre-judgment and post-judgment interest, to the extent the proposed TiVo merger is consummated; awarding plaintiff the costs and disbursements of this action, including attorneys' and expert fees and expenses; awarding extraordinary, equitable, and/or injunctive relief as permitted by law; and granting such other and further equitable relief as the court may deem just and proper.  The defendants believe the complaints in the California Federal Actions are meritless and intend to defend the actions.

Forward-Looking Statements
This communication contains “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the completion of the proposed transactions. A number of factors could cause Rovi’s and TiVo’s actual results to differ from anticipated results expressed in such forward-looking statements. Such factors include, among others, 1) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; 2) the satisfaction of the closing conditions to the transaction, including the approval of the transaction by Rovi’s and TiVo’s stockholders; 3) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Rovi and TiVo; and 4) the outcome of litigation and other legal proceedings against TiVo and/or Rovi or to which TiVo and/or Rovi become subject. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Rovi’s Annual Report on Form 10-K for the period ended December 31, 2015 and Rovi’s Quarterly Report on Form 10-Q for the period ended June 30, 2016, TiVo’s Annual Report on Form 10-K for the period ended January 31, 2016 and TiVo’s Quarterly Report on Form 10-Q for the period ended April 30, 2016, and other securities filings which are on file with the SEC (available at www.sec.gov). Neither company assumes any obligation to update any forward-looking statements except as required by law.
Additional Information About the Proposed Transaction and Where to Find It
This communication is not a solicitation of a proxy from any stockholder of Rovi, TiVo or Titan Technologies Corporation. Titan Technologies Corporation filed a Registration Statement on Form S-4 (Registration No. 333-211874) containing a joint proxy statement/prospectus with the SEC regarding the proposed transaction. The registration statement on Form S-4 was declared effective by the SEC on August 2, 2016. Rovi, TiVo and Titan Technologies Corporation also plan to file other documents with the SEC regarding the proposed transactions. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which Rovi, TiVo or Titan Technologies Corporation may file with the SEC in connection with the proposed merger. ROVI AND TIVO STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANIES AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus has been sent to stockholders of each of Rovi Corporation and TiVo Inc. seeking their approval of the transaction.  Stockholders may obtain a free copy of the joint proxy statement/prospectus, as well as any other documents filed by Rovi, Titan Technologies Corporation and TiVo with the SEC, at the SEC’s web site at http://www.sec.gov.

Stockholders may also obtain a free copy of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus from Rovi by directing a request to Rovi Investor Relations at +1-818-565-5200 and from TiVo by directing a request to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com.
Participants in the Solicitation
Rovi, Titan Technologies Corporation, TiVo and their respective directors and executive officers and other members of their management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding Rovi’s and TiVo’s directors and officers can be found the joint proxy statement/prospectus. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, may be obtained by reading the joint proxy statement/prospectus and other documents regarding the proposed transaction.  Stockholders may obtain a free copy of these documents as described in the preceding paragraph.
No Offer or Solicitation
The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Dated: August 11, 2016	By:	/s/ Naveen Chopra
		Name:	Naveen Chopra
		Title:	Interim Chief Executive Officer
(Principal Executive Officer)